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           LAND COURT SYSTEM                   REGULAR SYSTEM
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AFTER RECORDATION, RETURN BY MAIL (  ) PICK UP (  )

    FIRST HAWAIIAN BANK
    999 Bishop Street, 11th Floor
    Honolulu, Hawaii  96813
    Attention: Commercial Real Estate Dept.

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Tax Map Key: See Exhibit "A" attached hereto
0140667.01

                                   AMENDMENT TO
                            NEGATIVE PLEDGE AGREEMENT
                            -------------------------

    THIS AMENDMENT TO NEGATIVE PLEDGE AGREEMENT is made this 27th day of March, 1997, by and between SCHULER HOMES, INC., a Delaware corporation (hereinafter called the "Company"), and FIRST HAWAIIAN BANK, a Hawaii corporation, whose address is 999 Bishop Street, Honolulu, Hawaii 96813 (hereinafter called the "Agent"), as administrative and co-syndication agent for Bank of America NT&SA, The First National Bank of Chicago, Bank of Boston, Bank of Hawaii, Bank One, Arizona, NA and First Hawaiian Bank,

                               W I T N E S S E T H:
                               --------------------

    WHEREAS, the Company executed that certain Negative Pledge Agreement dated March 29, 1996, in favor of the Agent, recorded in the Bureau of Conveyances of the State of Hawaii as Document No. 96-056281 and filed in the Office of the Assistant Registrar of the Land Court of the State of Hawaii as Land Court Document No.


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2303947 (the "Negative Pledge"), to induce the Agent, as agent for Bank of
America NT&SA, NBD Bank, Bank of Boston, Bank of Hawaii and First Hawaiian Bank (collectively, the "Original Banks") to make a loan (the "Loan") to the Company in the principal amount of $110,000,000.00, pursuant to that certain Credit Agreement dated March 29, 1996 (the "Credit Agreement"), executed by and between the Company, as borrower, and the "Original Banks", as lenders; and

    WHEREAS, NBD Bank has assigned its interest in the Loan to The First National Bank of Chicago, and Bank One, Arizona, NA has joined the Original Banks as a lender (Bank of America NT&SA, The First National Bank of Chicago, Bank of Boston, Bank of Hawaii, Bank One, Arizona, NA and First Hawaiian Bank being hereinafter collectively referred to as the "Banks"); and

    WHEREAS, the Company has requested, and the Banks have agreed, that the Loan be amended and extended pursuant to that certain Amended and Restated Credit Agreement (the "Amendment") executed concurrently herewith by and between the Company and the Banks,

    WHEREAS, the parties hereto wish to amend the Negative Pledge pursuant to the Amendment and the mutual agreements stated herein;

    NOW, THEREFORE, effective March 27, 1997, the parties do hereby agree that the Negative Pledge shall be amended, pursuant to the Amendment as follows:

    1. As used in the Negative Pledge, the term "Banks" is hereby amended and shall be Bank of America NT&SA, The First National Bank of Chicago, Bank of Boston, Bank of Hawaii, Bank One, Arizona, NA and First Hawaiian Bank.

    2. The amount of the loan made by the Banks to the Company is amended from $110,000,000.00 to $137,600,000.00.

    3. Schuler Homes of California, Inc., a California corporation, Schuler Homes of Oregon, Inc., an Oregon corporation, Schuler Homes of Washington, Inc., a Washington corporation, Melody Homes, Inc., a Delaware corporation, Schuler Realty/Maui, Inc., a Hawaii corporation, Schuler Realty/Oahu, Inc., a Hawaii corporation, Lokelani Construction Corporation, a Delaware corporation, and Melody Mortgage Co., a Colorado corporation, have become co-borrowers with the Company on the Loan.

    4. The Company ratifies and confirms that the Negative Pledge, as amended, shall continue in full force and effect to secure the Loan, as amended.

    5. The Company represents and warrants that (i) the Company remains the owner of all or a portion of the property more particularly described in Exhibit "A" attached hereto and to the Negative Pledge; (ii) the Company has not made or permitted any lien or encumbrance on or to the property subject to the Negative Pledge; and (iii) there has been no violation of any federal, state or other law, nor has there been any other act or omission, which subjects or may subject the property subject to

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the Negative Pledge to forfeiture or seizure.

    6. The Company further represents and affirms that the Company does not possess any offsets or defenses to the enforcement of the Negative Pledge, as hereby amended, the Company's Note, as amended, or any of the Loan Documents evidencing or securing the Loan, and the Company hereby waives and releases any and all defenses and agrees not to assert any offset or defense arising out of events or occurrences prior to the execution date of this Amendment.

    7. Except as amended hereby, all of the terms and provisions of the Negative Pledge remain in full force and effect.

    IN WITNESS WHEREOF, the parties hereto have executed these presents on the day and year first above written.

                                       SCHULER HOMES, INC.,
                                       a Delaware corporation


                                       By  /s/ Pamela S. Jones
                                           _____________________________________
                                          Its Senior Vice President
                                              Chief Financial Officer
                                                                      "Company"


                                       FIRST HAWAIIAN BANK,
                                       a Hawaii corporation


                                       By /s/ Alvin Takahashi
                                          _____________________________________
                                          Its Real Estate Loan Officer
                                                                        "Agent"